The Acquirers Fund
Schedule of Investments
January 31, 2022 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 99.7%
	Communications - 6.5%
26,102	Cisco Systems, Inc.	$1,453,098
24,254	eBay, Inc.	1,456,938
		2,910,036
	Consumer, Cyclical - 19.8%
15,703	Best Buy Company, Inc.	1,558,994
15,100	DR Horton, Inc.	1,347,222
13,823	Meritage Homes Corporation (a)	1,410,361
2,315	O’Reilly Automotive, Inc. (a)	1,508,801
29,393	PulteGroup, Inc.	1,548,717
9,252	Williams-Sonoma, Inc.	1,485,316
		8,859,411
	Consumer, Non-Cyclical - 22.6%
7,104	Amgen, Inc.	1,613,603
20,150	Hologic, Inc. (a)	1,415,336
5,095	Laboratory Corporation of America Holdings (a)	1,382,579
7,444	Medifast, Inc.	1,479,198
9,893	Procter & Gamble Company	1,587,332
9,754	Quidel Corporation (a)	1,008,173
7,972	United Therapeutics Corporation (a)	1,609,308
		10,095,529
	Financial - 30.3% (b)
13,727	Allstate Corporation	1,656,437
11,675	Evercore, Inc. - Class A	1,457,274
41,526	Federated Hermes, Inc.	1,374,926
20,668	First American Financial Corporation	1,539,973
38,174	Janus Henderson Group plc	1,408,621
15,508	Progressive Corporation	1,685,099
25,525	SEI Investments Company	1,496,020
8,114	T. Rowe Price Group, Inc.	1,253,045
89,926	UBS Group AG	1,678,918
		13,550,313
	Industrial - 7.1%
4,549	Lockheed Martin Corporation	1,770,152
21,005	Louisiana-Pacific Corporation	1,395,572
		3,165,724

	Technology - 13.4%
42,794	HP, Inc.	1,571,824
30,958	Intel Corporation	1,511,369
17,935	NetApp, Inc.	1,551,557
16,345	Oracle Corporation	1,326,560
		5,961,310
	TOTAL COMMON STOCKS (Cost $45,466,380)	44,542,323

	SHORT-TERM INVESTMENTS - 0.0% (c)
5,000	First American Government Obligations Fund, Class X - 0.03% (d)	5,000
5,000	First American Treasury Obligations Fund, Class X - 0.01% (d)	5,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $10,000)	10,000
	TOTAL INVESTMENTS (Cost $45,476,380) - 99.7%	44,552,323
	Other Assets in Excess of Liabilities - 0.3%	151,984
	NET ASSETS - 100.0%	$44,704,307

	Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	To the extent that the fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(c)	Represents less than 0.05% of net assets.
(d)	Rate shown is the annualized seven-day yield as of January 31, 2022.

Summary of Fair Value Disclosure at January 31, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$44,542,323	$-	$-	$44,542,323
Short-Term Investments	10,000	-	-	10,000
Total Investments in Securities	$44,552,323	$-	$-	$44,552,323
^See Schedule of Investments for breakout of investments by country and sector classifications.
For the period ended January 31, 2022, the Fund did not recognize any transfers to or from Level 3.